UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   September 28, 2006
                                                --------------------------------

       J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP8
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                        (Exact name of issuing entity)

            J.P. Morgan Chase Commercial Mortgage Securities Corp.
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          (Exact name of the depositor as specified in its charter)

           JPMorgan Chase Bank, N.A., IXIS Real Estate Capital Inc.,
                          Eurohypo AG, New York Branch
        Nomura Credit & Capital, Inc. and PNC Bank, National Association
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             (Exact name of sponsors as specified in their charters)


        Delaware                 333-130786-04               13-3789046
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(State or other              (Commission File Number         (IRS Employer
jurisdiction of               of issuing entity)             Identification
incorporation of depositor)                                No. of depositor)

            270 Park Avenue
            New York, New York                                   10017
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(Address of principal executive offices of depositor)    (Zip Code of depositor)


Depositor's telephone number, including area code      (212) 834-9280
                                                 -------------------------------


                                Not Applicable
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        (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

      On September 28, 2006, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Depositor") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Depositor, Wells Fargo Bank, N.A. and Midland Loan Services, Inc., as master servicers, J.E. Robert Company, Inc., as special servicer, and LaSalle Bank National Association, as trustee, of J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP8, Commercial Mortgage Pass-Through Certificates, Series 2006-LDP8 (the "Certificates"). The Class A-1, Class A-2, Class A-3A, Class A-3FL, Class A-3B, Class A-4, Class A-SB, Class A-1A, Class X, Class A-M, Class A-J, Class B, Class C and Class D Certificates, having an aggregate initial principal amount of $2,832,243,000, were sold to J.P. Morgan Securities Inc., Nomura Securities International, Inc., Commerzbank Capital Markets Corp., IXIS Securities North America Inc., PNC Capital Markets LLC, Banc of America Securities LLC and Deutsche Bank Securities Inc. (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, dated as of September 22, 2006, by and among the Company and the Underwriters.

      On September 28, 2006, the Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class P, Class NR, Class R, Class S and Class LR Certificates (collectively, the "Private Certificates") were sold to J.P. Morgan Securities Inc., as initial purchaser pursuant to a Certificate Purchase Agreement, dated as of September 22, 2006, by and between the Depositor and J.P. Morgan Securities Inc. The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act. The net proceeds of the sale and placement, as applicable, of the Private Certificates were applied to the purchase of the mortgage loans by the Depositor from JPMorgan Chase Bank, National Association, IXIS Real Estate Capital Inc., Eurohypo AG, New York Branch, Nomura Credit & Capital, Inc., PNC Bank, National Association and AIG Mortgage Capital, LLC.

      Attached as exhibits are certain agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01.  Financial Statements, Pro Forma Financial Information and
Exhibits.

(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated as of September 22, 2006, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor and J.P. Morgan Securities Inc., for itself and as representative of Nomura Securities International, Inc., Commerzbank Capital Markets Corp., IXIS Securities North America Inc., PNC Capital Markets LLC, Banc of America Securities LLC and Deutsche Bank Securities Inc., as underwriters.

Exhibit 4 Pooling and Servicing Agreement, dated as of September 1, 2006, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, N.A. and Midland Loan Services, Inc., as master servicers, J.E. Robert Company, Inc., as special servicer, and LaSalle Bank National Association, as trustee.

Exhibit 10.1 Mortgage Loan Purchase Agreement, dated as of September 1, 2006 between JPMorgan Chase Bank, National Association and J.P. Morgan Chase Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by JPMorgan Chase Bank, National Association.

Exhibit 10.2 Mortgage Loan Purchase Agreement, dated as of September 1, 2006, between Eurohypo AG, New York Branch and J.P. Morgan Chase Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by Eurohypo AG, New York Branch.

Exhibit 10.3 Mortgage Loan Purchase Agreement, dated as of September 1, 2006, between Nomura Credit & Capital, Inc. and J.P. Morgan Chase Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by Nomura Credit & Capital, Inc.

Exhibit 10.4 Mortgage Loan Purchase Agreement, dated as of September 1, 2006, between IXIS Real Estate Capital Inc. and J.P. Morgan Chase Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by IXIS Real Estate Capital Inc.

Exhibit 10.5 Mortgage Loan Purchase Agreement, dated as of September 1, 2006, between PNC Bank, National Association and J.P. Morgan Chase Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by PNC Bank, National Association.

Exhibit 10.6 Mortgage Loan Purchase Agreement, dated as of September 1, 2006, between AIG Mortgage Capital, LLC, SOME II, LLC and J.P. Morgan Chase Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by AIG Mortgage Capital, LLC and SOME II, LLC.

Exhibit 10.7 ISDA Master Agreement, dated as of September 28, 2006, between JPMorgan Chase Bank, National Association and J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP8 (included as Exhibit CC to Exhibit 4).

Exhibit 10.8 Schedule to the ISDA Master Agreement, dated as of September 28, 2006, between JPMorgan Chase Bank, National Association and J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP8 (included as Exhibit CC to Exhibit 4).

Exhibit 10.9 Confirmation for U.S. Dollar Interest Rate Swap Transaction under 1992 Master Agreement, dated as of September 28, 2006, between JPMorgan Chase Bank, National Association and J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP8 (included as Exhibit CC to Exhibit 4).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date: October 13, 2006               J.P. MORGAN CHASE COMMERCIAL
                                          MORTGAGE SECURITIES CORP.



                                       By: /s/ Charles Y. Lee
                                          ------------------------------
                                          Name: Charles Y. Lee
                                          Title: Vice President

                              INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K                                                   Paper (P) or
Exhibit No.             Description                              Electronic (E)
--------------          -------------------------------------    --------------

1                       Underwriting Agreement, dated as of         (E)
                        September 22, 2006, by and among J.P.
                        Morgan Chase Commercial Mortgage
                        Securities Corp., as depositor and
                        J.P. Morgan Securities Inc., for
                        itself and as representative of
                        Nomura Securities International,
                        Inc., Commerzbank Capital Markets
                        Corp., IXIS Securities North America
                        Inc., PNC Capital Markets LLC, Banc
                        of America Securities LLC and
                        Deutsche Bank Securities Inc., as
                        underwriters.

4                       Pooling and Servicing Agreement,            (E)
                        dated as of September 1, 2006, by and
                        among J.P. Morgan Chase Commercial
                        Mortgage Securities Corp., as
                        depositor, Wells Fargo Bank, N.A., as
                        a master servicer, Midland Loan
                        Services, Inc., as a master servicer,
                        J.E. Robert Company, Inc., as special
                        servicer, and LaSalle Bank National
                        Association, as trustee.

10.1                    Mortgage Loan Purchase Agreement,           (E)
                        dated as of September 1, 2006 between
                        JPMorgan Chase Bank, National
                        Association and J.P. Morgan Chase
                        Commercial Mortgage Securities Corp.,
                        relating to the mortgage loans sold
                        to the depositor by JPMorgan Chase
                        Bank, National Association.

10.2                    Mortgage Loan Purchase Agreement,           (E)
                        dated as of September 1, 2006,
                        between Eurohypo AG, New York Branch
                        and J.P. Morgan Chase Commercial
                        Mortgage Securities Corp., relating
                        to the mortgage loans sold to the
                        depositor by Eurohypo AG, New York
                        Branch.

10.3                    Mortgage Loan Purchase Agreement,           (E)
                        dated as of September 1, 2006,
                        between Nomura Credit & Capital, Inc.
                        and J.P. Morgan Chase Commercial
                        Mortgage Securities Corp., relating
                        to the mortgage loans sold to the
                        depositor by Nomura Credit & Capital,
                        Inc.

10.4                    Mortgage Loan Purchase Agreement,           (E)
                        dated as of September 1, 2006,
                        between IXIS Real Estate Capital Inc.
                        and J.P. Morgan Chase Commercial
                        Mortgage Securities Corp., relating
                        to the mortgage loans sold to the
                        depositor by IXIS Real Estate Capital
                        Inc.

10.5                    Mortgage Loan Purchase Agreement,           (E)
                        dated as of September 1, 2006,
                        between PNC Bank, National
                        Association and J.P. Morgan Chase
                        Commercial Mortgage Securities Corp.,
                        relating to the mortgage loans sold
                        to the depositor by PNC Bank,
                        National Association.

10.6                    Mortgage Loan Purchase Agreement,           (E)
                        dated as of September 1, 2006,
                        between AIG Mortgage Capital, LLC,
                        SOME II, LLC and J.P. Morgan Chase
                        Commercial Mortgage Securities Corp.,
                        relating to the mortgage loans sold
                        to the depositor by AIG Mortgage
                        Capital, LLC and SOME II, LLC.

10.7                    ISDA Master Agreement, dated as of          (E)
                        September 28, 2006, between JPMorgan
                        Chase Bank, National Association and
                        J.P. Morgan Chase Commercial Mortgage
                        Securities Trust 2006-LDP8 (included as
                        Exhibit CC to Exhibit 4).

10.8                    Schedule to the ISDA Master                 (E)
                        Agreement, dated as of September 28,
                        2006, between JPMorgan Chase Bank,
                        National Association and J.P. Morgan
                        Chase Commercial Mortgage Securities
                        Trust 2006-LDP8 (included as Exhibit
                        CC to Exhibit 4).

10.9                    Confirmation for U.S. Dollar Interest       (E)
                        Rate Swap Transaction under 1992
                        Master Agreement, dated as of
                        September 28, 2006, between JPMorgan
                        Chase Bank, National Association and
                        J.P. Morgan Chase Commercial Mortgage
                        Securities Trust 2006-LDP8 (included as
                        Exhibit CC to Exhibit 4).